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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 27, 1996

                            UCFC Funding Corporation
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             (Exact name of registrant as specified in its charter)

       Louisiana                      333-7939                       72-1328674
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(State or other jurisdiction of     (Commission                    (IRS Employer
 incorporation)                      File Number)                    ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                                70809
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(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number,
 including area code:                             (504) 924-6007
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                                      N/A
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         (Former name or former address, if changed since last report)


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Item 5.  Other Events

Filing of Computational Materials and Consent of Independent Accountants.*

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Funding Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1996-2.

         In connection with the offering of the Manufactured Housing Contract Pass-Through Certificates, Series 1996-2, Prudential Securities Incorporated, the underwriter of the Offered Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Depositor provided the Underwriter with certain information regarding the characteristics of the Manufactured Housing Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

         Also included for filing as Exhibit 23.1 attached hereto is the Consent of Coopers & Lybrand L.L.P., independent accountants for MBIA Insurance Corporation, insurer of the Offered Certificates.


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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 23, 1996, and Prospectus Supplement dated December 23, 1996, of UCFC Funding Corporation, relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1996-2.

                                      -2-

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan with respect to certain tax matters.

         23.1      Consent of Coopers & Lybrand, L.L.P.

         23.2      Consent of Stroock & Stroock & Lavan (included in
                   Exhibit 8.1).

         99.1      Computational Materials.


                                      -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      UCFC ACCEPTANCE CORPORATION

                                      By: /s/ H.C. McCall, III
                                          --------------------------
                                          Name: H. C. McCall, III
                                          Title: President


Dated:  December 27, 1996


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                                  EXHIBIT INDEX

Exhibit                                                                    Page

8.1 Opinion of Stroock & Stroock & Lavan with respect to certain tax matters.

23.1              Consent of Coopers & Lybrand, L.L.P.

23.2              Consent of Stroock & Stroock & Lavan (included in
                  Exhibit 8.1).

99.1              Computational Materials.